Exhibit 10.2

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of November 19, 2020 by and among ITSQUEST, Inc., a New Mexico corporation (“Company”), the shareholders of Company, each of whom are listed on Schedule A hereto (each a “Shareholder,” and collectively, the “Shareholders”), and TransparentBusiness, Inc., a Delaware corporation (“TransparentBusiness”).

WHEREAS, each Shareholder currently owns shares of Common Stock of Company as listed on Schedule A hereto.

WHEREAS, TransparentBusiness desires to acquire the Company Shares, as defined herein. WHEREAS, the Shareholders own all of the issued and outstanding Common Stock of Company.

WHEREAS, the Shareholders desire to exchange a portion of their shares of common stock of Company for shares of common stock of TransparentBusiness, and TransparentBusiness has agreed to offer the TransparentBusiness Shares (as defined below) in connection with such exchange, upon the terms and conditions set forth in this Agreement.

WHEREAS, following the Exchange (as defined below), Company will become a 51% owned subsidiary of TransparentBusiness.

WHEREAS, simultaneous with the Closing, and as a condition to Closing, Company will enter into a Distribution Partner Agreement with TransparentBusiness pursuant to which Company, under the direction of TransparentBusiness, will utilize its sales force to market the products and services of TransparentBusiness.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein, and intending to be legally bound hereby, the parties agree as follows:

1. Exchange of Shares; Escrow.

(a) Exchange. On the terms and subject to the conditions set forth in this Agreement, at the Closing (i) Shareholders will sell, convey, transfer and assign to TransparentBusiness, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and TransparentBusiness will purchase and accept from Shareholders, fifty-one percent (51%) of the currently issued and outstanding shares of Common Stock of Company, in the aggregate (the “Company Shares”), in the individual amounts as set forth on Schedule A, and (ii) in exchange for the transfer of such securities by the Shareholders, TransparentBusiness will, subject to the Escrow Agreement (defined below), sell, convey, transfer and assign to Shareholders, and Shareholders will purchase and accept from TransparentBusiness, ten million (10,000,000) shares of newly-issued shares of common stock of TransparentBusiness, par value $0.001, in the aggregate (the “TransparentBusiness Shares”), in the individual amounts as set forth on Schedule A (such exchange referred to herein as the “Exchange”). Upon completion of the Exchange, 51% of the issued and outstanding shares of the Common Stock of Company shall be held by TransparentBusiness.

(b) Escrow Provisions. As of the date of this Agreement, the Company and Shareholders acknowledge that the Company is responsible for an outstanding tax liability in the amount of $2,700,000. Therefore, at Closing, TransparentBusiness shall withhold in reserve for Shareholders or deposit to an escrow agent acceptable to the parties (the “Agent”), 3,500,000 of the TransparentBusiness Shares otherwise deliverable to Shareholders pursuant to Section 1(a) above, to be held in reserve or subject to an agreed-upon Escrow Agreement (the “Escrow Agreement”) until the following terms are satisfied, as follows:

(i) If, prior to a publicly registered offering of the common stock of TransparentBusiness in which the TransparentBusiness Shares issued to Company pursuant to this Agreement are registered with the US Securities and Exchange Commission and listed for trading on a national securities exchange in the United States, with an initial listing price of at least ten Dollars ($10.00) per share (the “IPO”), the Company’s currently outstanding tax liability (together with penalties and interest applicable thereto) has been reduced to zero, all TransparentBusiness shares shall be released to Shareholders by TransparentBusiness or the Agent, within five (5) business days of TransparentBusiness’s receipt of written verification of the satisfaction of such tax liabilities acceptable to TransparentBusiness;

(ii) If, at the time of the IPO, any or all of the current tax liability (together with penalties and interest applicable thereto at the time of the IPO) remains greater than zero, then either (i) TransparentBusiness or the Agent shall return a sufficient number of the TransparentBusiness shares held in reserve or subject to the Escrow Agreement to TransparentBusiness to allow TransparentBusiness to fully satisfy such liability, based upon a price per share equal to the price at which TransparentBusiness is then selling newly-issued shares of its common stock to the public, and TransparentBusiness will satisfy the tax liability owed to the relevant taxing authorities, or (ii) Shareholders shall personally satisfy the outstanding amount of the tax liability, and subsection 1(b)(i) shall apply. Further, any shares not required to be returned to TransparentBusiness at the time of the IPO pursuant to this subsection shall be released to the Shareholders by the Agent.

(c) Closing. The closing of the Exchange shall occur on November 27, 2020 (the “Closing”). The Closing will take place at 10:00 a.m. Pacific Standard Time at such time and place or manner as may be agreed upon by the parties.

(d) Anti-Dilution.

(i) The TransparentBusiness Shares issuable upon exchange and the Company Shares to be exchanged pursuant to Section 1(a) shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in common stock of TransparentBusiness or Common Stock of Company, as the case may be, which may occur between the date of execution of this Agreement and the Closing, as to the TransparentBusiness Shares or Company Shares, as the case may be.

(ii) The Company agrees that no additional shares of Company equity, or securities convertible into equity, will be issued after the effective date hereof, unless a sufficient number of shares of Company common stock are simultaneously issued to TransparentBusiness such that after any such issuance, TransparentBusiness shall continue to own 51% of the Company’s issued and outstanding shares on an as-if-converted basis.

2. Contingent Divestiture. In the event that TransparentBusiness does not conduct a registered public offering of its Common Stock in which the TransparentBusiness Shares issued to Company pursuant to this Agreement are registered with the US Securities and Exchange Commission and listed for trading on a national securities exchange in the United States, with an initial listing price of at least ten Dollars ($10.00) per share, on or before December 31, 2022 (the “Trigger Event”), then:

(a) Within ten (10) business days of the Trigger Event, TransparentBusiness shall transfer to Company all of TransparentBusiness’s right, title and interest in the Company Shares, including any TransparentBusiness Shares that remain subject to the Escrow Agreement, thus completely divesting itself of all ownership in the Company;

(b) The obligations of TransparentBusiness to pay trail commissions pursuant to the Distributor Partner Agreement shall continue pursuant to the terms of such agreement, and the remaining obligations of Company thereunder shall terminate, unless expressly agreed otherwise by Company and TransparentBusiness; and

(c) Company shall retain ownership of the TransparentBusiness Shares.

3. Representations and Warranties.

(a) Representations and Warranties of Shareholders. Each Shareholder severally, and not jointly, hereby represents and warrants to Company and TransparentBusiness, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i) Authorization; No Restrictions, Consents or Approvals. Such Shareholder has the right, power, legal capacity and authority to enter into and perform such Shareholder’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. All of the shares of common stock of Company owned by such Shareholder are owned free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description.

(ii) Transfer of Company Shares. The shares of Common Stock of Company owned by such Shareholder will, at the Closing, be validly transferred to TransparentBusiness free and clear of any encumbrances and from all taxes, liens and charges with respect to the transfer thereof and such shares of Common Stock of Company shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of shares of Company Common Stock.

(iii) Investment Representations.

(A) Each such Shareholder understands that the TransparentBusiness Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Each such Shareholder also understands that the TransparentBusiness Shares are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D and/or Regulation S of the Securities Act. Each such Shareholder acknowledges that TransparentBusiness will rely on such Shareholder’s representations, warranties and certifications set forth below for purposes of determining such Shareholder’s suitability as an investor in the TransparentBusiness Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D and/or Regulation S exemption from the registration requirements of the Securities Act.

(B) Each such Shareholder has received all the information such Shareholder considers necessary or appropriate for deciding whether to acquire the TransparentBusiness Shares. Each such Shareholder understands the risks involved in an investment in the TransparentBusiness Shares. Each such Shareholder further represents that such Shareholder has had an opportunity to ask questions and receive answers from TransparentBusiness regarding the terms and conditions of the offering of the TransparentBusiness Shares and the business, properties, prospects, and financial condition of TransparentBusiness and Company and to obtain such additional information (to the extent TransparentBusiness or Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Shareholder or to which such Shareholder had access. Each such Shareholder, if resident in the United States, further represents that such Shareholder is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

(C) Each such Shareholder is acquiring the TransparentBusiness Shares for such Shareholder’s own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the TransparentBusiness Shares.

(D) Each such Shareholder understands that the TransparentBusiness Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Each such Shareholder acknowledges and is aware that the TransparentBusiness Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until such Shareholder has held the TransparentBusiness Shares for the applicable holding period under Rule 144.

(E) Each such Shareholder acknowledges and agrees that each certificate representing the TransparentBusiness Shares shall bear one or more legends substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”; or

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND THEIR TRANSFER IS PROHIBITED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

(iv) No Reliance. Each such Shareholder has not relied on and is not relying on any representations, warranties or other assurances regarding TransparentBusiness or Company other than the representations and warranties expressly set forth in this Agreement.

(v) No Liens on Company Shares. Shareholders shall not permit the imposition of any liens (including tax liens) on the Company Shares prior to the occurrence of a Trigger Event.

(b) Representations and Warranties of Company. Company hereby represents and warrants to Shareholders and TransparentBusiness, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i) Organization and Qualification. Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(ii) Authorization; No Restrictions, Consents or Approvals. Company has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by Company and constitutes the legal, valid, binding and enforceable obligation of Company, enforceable against Company in accordance with its terms. The execution and delivery of this Agreement and the consummation by Company of the transactions contemplated herein do not and will not on the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of Company or any applicable law relating to Company, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which Company is bound or to which any property of Company is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which Company has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of Company, (D) constitute an event permitting termination of any material agreement or instrument to which Company is a party or by which any property or asset of Company is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which Company has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which Company is a party or by which Company may be bound, or result in the violation by Company of any laws to which Company may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by Company of this Agreement or the performance by Company of its obligations hereunder.

(iii) Capitalization. The Company Shares constitute 51% of the issued and outstanding shares of Common Stock of Company. No securities of Company are entitled to pre-emptive or similar rights, and no person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, Common Stock of Company, or contracts, commitments, understandings or arrangements by which Company is or may become bound to issue additional shares of Company Common Stock, or securities or rights convertible or exchangeable into Common Stock of Company. The issuance of the Company Shares contemplated by this Agreement will not, immediately or with the passage of time; (A) obligate Company to issue Common Stock of Company or other securities to any person, or (B) result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price of such securities.

(c) Representations and Warranties of TransparentBusiness. TransparentBusiness hereby represents and warrants to Shareholders and Company, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i) Organization and Qualification. TransparentBusiness is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(ii) Authorization; No Restrictions, Consents or Approvals. TransparentBusiness has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by TransparentBusiness and constitutes the legal, valid, binding and enforceable obligation of TransparentBusiness, enforceable against TransparentBusiness in accordance with its terms. The execution and delivery of this Agreement and the consummation by TransparentBusiness of the transactions contemplated herein (including the issuance of the TransparentBusiness Shares in exchange for the Company Shares) do not and will not on the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of TransparentBusiness or any applicable law relating to TransparentBusiness, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which TransparentBusiness is bound or to which any property of TransparentBusiness is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which TransparentBusiness has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of TransparentBusiness, (D) constitute an event permitting termination of any material agreement or instrument to which TransparentBusiness is a party or by which any property or asset of TransparentBusiness is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which TransparentBusiness has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which TransparentBusiness is a party or by which TransparentBusiness may be bound, or result in the violation by TransparentBusiness of any laws to which TransparentBusiness may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by TransparentBusiness of this Agreement or the performance by TransparentBusiness of its obligations hereunder.

(iii) Issuance of Shares. The TransparentBusiness Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the TransparentBusiness Shares shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of TransparentBusiness common stock.

(iv) Investment Representations.

(A) TransparentBusiness understands that the Company Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. TransparentBusiness also understands that the Company Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D and/or Regulation S of the Securities Act. TransparentBusiness acknowledges that the Shareholders will rely on TransparentBusiness’s representations, warranties and certifications set forth below for purposes of determining TransparentBusiness’s suitability as an investor in the Company Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D and/or Regulation S exemption from the registration requirements of the Securities Act.

(B) TransparentBusiness has received all the information it considers necessary or appropriate for deciding whether to acquire the Company Shares. TransparentBusiness understands the risks involved in an investment in the Company Shares. TransparentBusiness further represents that it, through its authorized representatives, has had an opportunity to ask questions and receive answers from the Shareholders regarding the terms and conditions of the offering of the Company Shares and the business, properties, prospects, and financial condition of Company and to obtain such additional information (to the extent the Shareholders or any Shareholder possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to TransparentBusiness or to which TransparentBusiness had access.

(C) TransparentBusiness is acquiring the Company Shares for its own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the Company Shares.

(D) TransparentBusiness understands that the Company Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. TransparentBusiness acknowledges and is aware that the Company Shares may not be sold in the United States pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until TransparentBusiness has held the Company Shares for the applicable holding period under Rule 144.

(E) TransparentBusiness acknowledges and agrees that each certificate representing the Company Shares shall bear one or more legends substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”; or

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND THEIR TRANSFER IS PROHIBITED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

(v) No Reliance. TransparentBusiness has not relied on and is not relying on any representations, warranties or other assurances regarding Company other than the representations and warranties expressly set forth in this Agreement.

4. Closing.

(a) Conditions to Shareholders’ Obligations. The obligations of Shareholders under this Agreement, (including, without limitation, the obligation to transfer the Company Shares in exchange for the TransparentBusiness Shares) shall be subject to satisfaction of the following conditions, unless waived by Shareholders: (i) Company and TransparentBusiness shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Company and TransparentBusiness herein shall have been true and correct in all respects when made, shall have continued to have been true and correct in all respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Company and TransparentBusiness shall have executed and delivered to Shareholders all documents necessary to issue the TransparentBusiness Shares to Shareholders, as contemplated by this Agreement (including those documents described in Section 3(c)); and (iv) Company and TransparentBusiness shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of Company and TransparentBusiness, respectively.

(b) Conditions to TransparentBusiness’ Obligations. The obligations of TransparentBusiness under this Agreement, (including, without limitation, the obligation to issue the TransparentBusiness Shares in exchange for the transfer by Shareholders of the Company Shares) shall be subject to satisfaction of the following conditions, unless waived by TransparentBusiness: (i) Shareholders and Company shall have performed in all respects all agreements, and satisfied in all respects all conditions on their part to be performed or satisfied hereunder, and provided TransparentBusiness with all documents and information concerning Shareholders and the Company reasonably requested by TransparentBusiness at or prior to the Closing; (ii) all of the representations and warranties of Shareholders and Company herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Shareholders and Company shall have executed and delivered to TransparentBusiness all documents necessary to transfer the Company Shares to TransparentBusiness, as contemplated by this Agreement (including those documents described in Section 3(d)); and (iv) Shareholders and Company shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of Company and TransparentBusiness, respectively.

(c) Closing Documents. At the Closing:

(i) Shareholders shall deliver to TransparentBusiness, in form and substance reasonably satisfactory to TransparentBusiness, certificates or other indicia of ownership evidencing the Company Shares, and such shares be duly registered in the name of TransparentBusiness in the Company’s records;

(ii) Company shall deliver to Shareholders and TransparentBusiness, in form and substance reasonably satisfactory to Shareholders and TransparentBusiness, a certificate executed on behalf of Company by the Secretary of Company certifying the truth and correctness of the representations and warranties set forth in Section 2(b);

(iii) Company and TransparentBusiness shall have executed a Distribution Partner Agreement in substantially the form attached hereto as Exhibit A.

(iv) TransparentBusiness shall deliver to Shareholders, in form and substance reasonably satisfactory to Shareholders, (i) certificates evidencing the TransparentBusiness Shares, registered in the name of Shareholders, and (ii) copies of resolutions adopted by the board of directors of TransparentBusiness and certified by the Secretary of TransparentBusiness authorizing the execution and delivery of, and performance of TransparentBusiness’ obligations under, this Agreement.

5. Survival of Representations and Warranties.

(a) None of the representations, warranties and covenants of Shareholders, Company or TransparentBusiness hereto contained in this Agreement shall survive the Closing, except that the representations and warranties contained in Section 3(a)(i), Section 3(b)(i), Section 3(b)(ii), Section 3(b)(iii), Section 3(c)(i), and Section 3(c)(ii) shall survive until the latest date permitted by applicable law. Except as specifically set forth in the preceding sentence, no other representation, warranty or covenant of any party set forth in this Agreement will survive the Closing, and no party will have any rights or remedies after the Closing with respect to any misrepresentation of or inaccuracy in any such representation, warranty or covenant.

6. General Provisions.

(a) Releases and Waivers of Shareholders. Each Shareholder on its own behalf hereby acknowledges and agrees that the number of Company Shares set forth on Schedule A represents the total number and type of Company Shares held by such Shareholder as of the date of this Agreement and as of the Closing. Each Shareholder hereby releases Company and TransparentBusiness from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which such Shareholder may have with respect to any Company Shares in excess of the number of Company Shares set forth on Schedule A. Each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection to which such Shareholder may be entitled under the articles of incorporation, bylaws or other organizational documents of Company or under any other agreement or instrument in connection with the Exchange. Except for the TransparentBusiness Shares to be issued in connection with the Exchange, each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, depository receipts, warrants, stock appreciation or similar rights to acquire or receive securities in Company or TransparentBusiness.

(b) Tax Matters. It is the intent of the parties hereto that each party shall be responsible for its own tax analysis of, and tax liability (if any) with respect to, the transactions contemplate hereby, and each party has had the opportunity to seek the advice of its own tax advisors with respect to this Agreement and the transactions contemplated by this Agreement.

(c) Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

(d) Arbitration. Any claim, dispute or controversy among the parties arising out of or relating to this Agreement, including the breach thereof, which cannot be satisfactorily settled by the parties, will be finally and exclusively settled by confidential and binding arbitration (“Arbitration”) upon the written request of any party. The Arbitration shall be administered by the Judicial Arbitration and Mediation Service (“JAMS”) in accordance with its Commercial Arbitration Rules (the “Rules”). The Arbitration will be conducted by one arbitrator selected in accordance with the Rules. The place of the Arbitration shall be Reno, Nevada. The Arbitration will be conducted in English. The Arbitration award will be final and binding upon the parties, and judgment upon such award may be entered in any court having jurisdiction thereof.

(e) Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

(f) Waiver. The waiver by either party of a breach of or default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement. Further, any failure or delay on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder shall not operate as a waiver of any such right or remedy or preclude other or further exercise thereof or of any other right or remedy.

(g) Notices. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party may specify in writing. Such notice shall be deemed given: (i) if delivered personally, upon delivery as evidenced by delivery records; (ii) if sent by telephone facsimile, upon confirmation of receipt; (iii) if sent by certified or registered mail, postage prepaid, five (5) days after the date of mailing; of (iv) if sent by nationally recognized express courier, two (2) business days after date of placement with such courier.

TransparentBusiness, Inc.
415 Mission Street 37th Floor
San Francisco, CA 94105
Attn: Alex Konanykhin, CEO
Email: ak@transparentbusiness.com

Shareholders:

Jeff Reagan
c/o itsQuest, Inc.
4505 82nd St., Ste 3
Lubbock, TX 79424, US
Email: JeffReagan@itsquest.com

Sarah Reagan
c/o itsQuest, Inc.
4505 82nd St., Ste 3
Lubbock, TX 79424, US
Email: reagans@itsquest.com

Company:

itsQuest, Inc.
4505 82nd St., Ste 3
Lubbock, TX 79424, US
Attn: Jeff Reagan
Email: JeffReagan@itsquest.com

(h) No Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer any rights or benefits upon any person other than the parties hereto, and no other person shall have any rights or remedies hereunder.

(i) Public Announcements. Each of the Shareholders, Company and TransparentBusiness will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to this Agreement and the transaction contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

(j) Termination. This Agreement may be terminated upon written notice at any time prior to Closing by mutual written consent of the parties. Termination of this Agreement will terminate all rights and obligations of the parties under this Agreement and this Agreement will become void and have no force or effect.

(k) Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

(l) Counterparts. This Agreement may be executed in one or more counterparts (including fax counterparts) each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ITSQUEST, INC.

By:	/s/ Jeff Reagan
Name:	Jeff Reagan
Title:
Date:	11/23/2020

SHAREHOLDERS:

/s/ Jeff Reagan

Jeff Reagan

Date: 11/23/2020

/s/ Sarah Reagan

Sarah Reagan

Date: 11/23/2020

TRANSPARENTBUSINESS, INC.

By:	/s/ Alex Konanykhin
Name:	Alex Konanyknin, CEO
Date:	11/19/2020

SCHEDULE A

Shareholder	Shares of Company Owned as of the Date of Execution of this Agreement	Shares of TransparentBusiness, Inc. to be Acquired Pursuant to the Exchange Contemplated by this Agreement	Shares of TransparentBusiness, Inc. Subject to Escrow
Jeff Reagan	49,000	4,900,000	1,715,000
Sarah Reagan	51,000	5,100,000	1,785,000

EXHIBIT A

FORM OF DISTRIBUTION PARTNER AGREEMENT